DELAWARE VIP® TRUST

Delaware VIP Value Series (the “Series”)

Supplement to the Series’ Standard Class and Service Class
Summary Prospectuses dated April 29, 2020

Effective as of the date of this supplement, the following replaces the information in the section entitled “Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Nikhil G. Lalvani, CFA	Senior Vice President, Senior Portfolio Manager, Team Leader — US Large Cap Value Equity	October 2006
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	March 2004
Kristen E. Bartholdson	Vice President, Senior Portfolio Manager	December 2008
Erin Ksenak	Vice President, Portfolio Manager	December 2020

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated December 1, 2020.